                                                                      EXHIBIT 10

                            MODIFICATION AGREEMENT

     This MODIFICATION AGREEMENT (this "Agreement") is entered into as of November 5, 1998, between DATA RACE, Inc., a Texas corporation (the "Company"); and Sovereign Partners L.P., Dominion Capital Fund, Ltd., and First Capital Group of Texas II, L.P. (the "Purchasers").

                                   RECITALS

     WHEREAS, pursuant to that certain Purchase Agreement, dated July 24, 1998, between the Company and the Purchasers (the "Purchase Agreement"), the Company issued to the Purchasers an aggregate of 2,250 shares of the Company's convertible preferred stock and common stock purchase warrants to purchase an aggregate of 480,248 shares of the Company's common stock;

     WHEREAS, pursuant to the Purchase Agreement, the Company agreed to issue, and the Purchasers agreed to purchase, subject to the satisfaction of certain conditions, an additional 1,750 shares of the Company's convertible preferred stock and additional common stock purchase warrants to purchase an aggregate of 367,040 shares of the Company's common stock;

     WHEREAS, pursuant to the Purchase Agreement, the Company and the Purchasers entered into that certain Registration Rights Agreement, dated July 24, 1998 (the "Registration Rights Agreement"); and

     WHEREAS, the parties to this Agreement desire to modify and clarify certain provisions of the Purchase Agreement, the Registration Rights Agreement and certain documents executed in connection therewith.

                                   AGREEMENT

     For good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged by each party, the parties to this Agreement agree as follows:

     1. Unless the context requires otherwise, capitalized terms used, but not defined herein, shall have the applicable meanings given to them in the Purchase Agreement, the Registration Rights Agreement and the Statements of Designation referred to in the Purchase Agreement (the "Statements of Designation").

     2. The parties acknowledge that the Company does not intend to register under the Securities Act, prior to the closing of the Call, the shares of Common Stock underlying the Preferred Stock and Warrants to be issued upon the closing of the Call. Accordingly, the parties hereby waive the condition to the closing of the Call that a registration statement under the Securities Act be in effect with respect to such shares of Common Stock. The Company agrees that, notwithstanding
         Section 3(a) of the Registration Rights Agreement and without reducing the time

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         periods set forth in Section 3(e) of the Registration Rights Agreement, the Company agrees to file with the SEC an additional registration statement under the Securities Act covering the resale by the Holders of the shares of Common Stock underlying the Preferred Stock and Warrants issued on the closing of the Call, within ten business days following the closing of the Call; and assuming the SEC determines not to review the registration statement, the Company agrees to use its best efforts to cause the registration statement to be declared effective within 20 business days following the closing of the Call.
         The term "Demand," as used in the Registration Rights Agreement, shall be deemed to have been given as of the date of the closing of the Call with respect to the registration of the shares of Common Stock underlying the Preferred Stock and Warrants issued in the closing of the Call, and any penalties provided for under Section 3(e) of the Registration Rights Agreement shall be determined based on such deemed date of Demand. In addition to the modifications described above, the Purchasers waive any default or damages attributable to the failure of the registration statement previously filed with SEC with respect to the shares of Common Stock underlying the outstanding Preferred Stock and Warrants to be declared effective within the period specified in the Registration Rights Agreement and the Statements of Designations; provided, however, that the penalties accruing under Section 3(e) of the Registration Rights Agreement with respect to the outstanding Preferred Stock and Warrants shall be deemed waived only if the registration statement covering the underlying securities is declared effective on or before November 13, 1998. The parties acknowledge that, except as specified herein, no other rights are waived or reduced with respect to the matters described in this paragraph.

     3. The parties acknowledge that the Preferred Stock to be issued at the closing of the Call will not be included in the Company's net tangible assets (as defined by the Nasdaq National Market continued listing requirements) until the registration statement with respect to the underlying shares of Common Stock is declared effective by the SEC. Accordingly, the parties agree that the condition to the closing of the Call that the Company be in compliance with the Nasdaq National Market continued listing requirements requirement upon closing of the Call shall be determined assuming that the Preferred Stock issued at such closing were included in the Company's net tangible assets.

     4. The parties agree that the legal opinion required to be delivered to the Purchasers as a condition to the closing of the Call shall be appropriately modified as may be necessary to be rendered consistent with the matters addressed in or related to this Modification.

     5. The parties agree that the condition to the closing of the Call that the representations and warranties of the Company made pursuant to the Purchase Agreement and Exhibits be true and correct as of the date of the Call shall, in all cases, be subject to the matters addressed in or related to this Agreement.

     6. The parties agree that the condition to the closing of the Call that the Company shall have performed, satisfied and complied with all covenants, agreements and

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         conditions required pursuant to the Purchase Agreement and Exhibits to be performed, satisfied or complied with by the Company prior to the closing of the Call shall, in all cases, be subject to the matters addressed in or related to this Agreement.

     7. The parties acknowledge that the minimum conversion price (and the maximum conversion price) with respect to the outstanding Series D Preferred Stock has been fixed in accordance with the Statement of Designation for Series D Preferred Stock. Accordingly, the parties agree that, with respect to the outstanding Preferred Stock and Warrants, the Company shall be required to register and keep reserved for issuance only that number of shares of Common Stock that is at any time issuable upon conversion of such Preferred Stock and Warrants, and the Purchase Agreement, the Registration Rights Agreement and the Statements of Designation for the Series D Preferred Stock and Series E Preferred Stock shall be deemed appropriately modified to such extent. In addition, with respect to the Series F Preferred Stock and the Warrants to be issued on the closing of the Call, the Company shall be required to register and keep reserved for issuance only that number of shares of Common Stock that is at any time issuable upon conversion of such Series F Preferred Stock and Warrants, and the Purchase Agreement, the Registration Rights Agreement and the Statement of Designation for the Series F Preferred shall be deemed appropriately modified to such extent.

     8. The parties desire to clarify Section 4(e) of each of the Statements of Designation which provides that the failure to pay certain penalties constitutes a Triggering Event. The parties intended that the redemption obligations arising from such a Triggering event be in lieu of, rather than in addition to, the penalties described in Section 4(e). The parties acknowledge and agree that a holder that elects to require the Company to redeem Preferred Shares upon the occurrence of a Triggering Event attributable to such failure to pay the penalties described in Section 4(e) shall be deemed to have waived its right to receive the penalties described in such Section.

     9. Notwithstanding that the Purchase Agreement and the Registration Rights Agreement were executed on behalf of First Capital Group of Texas II, L.P. ("First Capital Group"), by First Capital Group Investment Partners, L.P., its General Partner, by Jeffrey P. Blanchard, "General Partner" of First Capital Group Management Company, "L.P."
         ("Management Company"), the parties acknowledge that they have been advised that Management Company is a Texas limited liability company (rather than a limited partnership as implied by the signature pages to the Purchase Agreement and the Registration Rights Agreement), and that Jeffrey P. Blanchard is an authorized officer of Management Company (rather than a partner of Management Company). The parties acknowledge and agree that any documents executed on behalf of First Capital Group in connection with the private placement pursuant to the Purchase Agreement are deemed modified accordingly as of their respective dates of execution.

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     10.  The parties acknowledge that, to the extent the Purchase Agreement, the Registration Rights Agreement or any of the Statements of Designation are inconsistent with the terms of this Agreement, the terms of this Agreement shall be deemed controlling and the other documents shall be deemed appropriately modified. Except as modified as provided herein, the Purchase Agreement, the Registration Rights Agreement and the Statements of Designation shall remain in full force and effect in accordance with their terms.

     11. This Agreement sets forth the entire understanding between the parties hereto concerning the subject matter contained herein. Provisions of this Agreement may be amended or waived only by written instrument executed by the party against whom enforcement is sought. This Agreement shall be binding upon the parties and the respective successors and assigns. The parties agree to execute such additional documents and take such additional actions as may be reasonably necessary to give effect to the purposes and intent of this Agreement. This Agreement may be executed in one or more counterparts, any of which shall be deemed to be an original, all of which taken together shall constitute one and the same instrument.

                        [signatures on following page]

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        IN WITNESS WHEREOF, each party has duly executed this Modification
Agreement as of the date first written above.


COMPANY                             PURCHASERS
-------                             ----------

DATA RACE, INC.                     SOVEREIGN PARTNERS L.P.

By: /s/ Gregory T. Skalla           By:       /s/ Stephen Hicks
   ----------------------------        -----------------------------------------
   Gregory T. Skalla, Senior Vice      Name:  Stephen Hicks
   President-Finance and Chief              ------------------------------------
   Financial Officer                   Title: President: General Partner
                                             -----------------------------------

                                    DOMINION CAPITAL FUND, LTD.

                                    By: Inter Carribean Services (Bahamas) Ltd.

                                    By:       /s/ Carl O'Connell
                                              /s/ Nina Ray
                                       -----------------------------------------
                                       Name:  Carl O'Connell; Nina Ray
                                            ------------------------------------
                                       Title: Director and Attorney-in-Fact
                                             -----------------------------------

                                    FIRST CAPITAL GROUP OF TEXAS II, L.P.

                                    By: First Capital Group Investment Partners,
                                        L.P., its General Partner

                                    By: First Capital Group Management Company,
                                        L.C., its General Partner


                                    By: /s/ Jeffrey P. Blanchard
                                       -----------------------------------------
                                       Jeffrey P. Blanchard
                                       Authorized Officer



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